Form 10KSB/A, Exhibit 13
period 2004-12-31
TENDERCARE INTERNATIONAL INC
filed 2005-07-12
CIK 777513

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

4.     The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

       (a)     designed such disclosure controls and procedures to ensure that material information relating to the registrant is made known to us, particularly during the period in which this Annual Report is being prepared;

       (b)     evaluated the effectiveness of the registrant's disclosure controls and procedures as of the end of the period covered by this report (the "Evaluation Date"); and

       (c)     presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.     The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee, of registrant's board of directors (or persons performing the equivalent functions):

       (a)     All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

       (b)     Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6.     The registrant's other certifying officer and I have indicated in this Annual Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 30, 2005	/s/ Edward Reiss
Edward Reiss
Co-Chief Executive Officer