Form 10KSB, Exhibit 13
period 2005-12-31
TENDERCARE INTERNATIONAL INC
filed 2006-03-31
CIK 777513

EXHIBIT 13.33

                            SECTION 906 CERTIFICATION

The undersigned Chief Executive Officer of TenderCare International, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that

      (1) the Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 24, 2006

                                                      /s/ Edward Reiss
                                                      --------------------------
                                                      Edward Reiss
                                                      Co-Chief Executive Officer


                                       16