Form 10KSB, Exhibit 13
period 2006-12-31
TENDERCARE INTERNATIONAL INC
filed 2007-04-02
CIK 777513

EXHIBIT 13.31

                            SECTION 302 CERTIFICATION

      I, Edward Reiss, Co-Chief Executive Officer of TenderCare International, Inc. certify that:

1. I have reviewed this Annual Report on Form 10-KSB for the year ended December 31, 2006.

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

4. The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

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

5. The small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee, of registrant's board of directors (or persons performing the equivalent functions):

      (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The small business issuer's other certifying officer and I have indicated in this Annual Report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: March 26, 2007                             /s/ Edward Reiss
                                                 -------------------------------
                                                 Edward Reiss
                                                 Co-Chief Executive Officer